UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2019

AMICUS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33497	71-0869350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Cedar Brook Drive, Cranbury, NJ  08512

(Address of Principal Executive Offices, and Zip Code)

609-662-2000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FOLD	NASDAQ

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2019, the Board of Directors (the “Board”) of Amicus Therapeutics, Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Burke W. Whitman as a member of the Board, effective June 27, 2019. Mr. Whitman will serve as a Class II director, with an initial term expiring at the annual meeting of stockholders in 2021. Mr. Whitman is expected to serve on both the Audit and Compliance Committee and Nominating and Corporate Governance Committee of the Board.

The Board determined that Mr. Whitman qualifies as an independent director under the director independence standards set forth by the U.S. Securities and Exchange Commission and applicable NASDAQ Marketplace Rules.

In connection with his appointment and as approved by the Board, Mr. Whitman will receive a new director grant of non-qualified options and RSUs worth $400,000, with half of the value assigned to non-qualified stock options and half of the value assigned to RSUs, that will vest over a period of four years, with 25% vesting on the first anniversary of the start date and monthly vesting thereafter.  Beginning in 2020, Mr. Whitman will then receive an annual equity grant of non-qualified options and RSUs worth $225,000, with 2/3 of the value assigned to non-qualified stock options and 1/3 of the value assigned to RSUs. Mr. Whitman will also receive $47,500 per year for service as a Board member, $10,000 per year for service as a member of the Audit and Compliance Committee and $7,500 per year for service as a member of the Nominating and Corporate Governance Committee. There are no arrangements or understandings between Mr. Whitman and any other person pursuant to which Mr. Whitman was appointed as a director. There are no transactions involving Mr. Whitman that are reportable under Item 404(a) of Regulation S-K.

Item 7.01 - Regulation FD Disclosure.

On May 13, 2019, the Company issued a press release announcing the appointment of Mr. Whitman to the Board.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated May 13, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICUS THERAPEUTICS, INC.
Date: May 13, 2019	By:	/s/ Ellen S. Rosenberg
Name: Ellen S. Rosenberg
Title: Chief Legal Officer and Corporate Secretary